UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06515

Morgan Stanley Global Fixed Income Opportunities Fund
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 - Report to Shareholders

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

John H. Gernon
President and Principal Executive Officer

Stefanie V. Chang Yu
Chief Compliance Officer

Joseph C. Benedetti
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Please read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

© 2014 Morgan Stanley

DINANN
1067928 EXP 12.31.15

INVESTMENT MANAGEMENT

Morgan Stanley
Global Fixed Income
Opportunities Fund

Annual Report

October 31, 2014

Morgan Stanley Global Fixed Income Opportunities Fund

Table of Contents

Welcome Shareholder	3
Fund Report	4
Performance Summary	10
Expense Example	12
Investment Advisory Agreement Approval	14
Portfolio of Investments	17
Statement of Assets and Liabilities	40
Statement of Operations	41
Statements of Changes in Net Assets	43
Notes to Financial Statements	44
Financial Highlights	65
Report of Independent Registered Public Accounting Firm	70
U.S. Privacy Policy	71
Trustee and Officer Information	76

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Global Fixed Income Opportunities Fund performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report (unaudited)

For the year ended October 31, 2014

Total Return for the 12 Months Ended October 31, 2014
Class A	Class B	Class L	Class I	Class IS	Barclays Capital Global Aggregate Index[1]	Lipper Global Income Funds Index[2]
5.91%	5.15%	5.63%	6.19%	6.21%	0.22%	3.00%

The performance of the Fund's five share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Risky assets rallied for most of the reporting period, but many fixed income spread (or non-government bond) strategies were tested in the latter months. However, the fundamental underpinnings of the market were little changed. We maintain the view that economic conditions are globally improving, albeit at a slower pace, and central bank policy may likely remain largely easy, despite the Federal Reserve (the Fed) and the Bank of England possibly removing excess monetary accommodation later in 2015. Therefore, we still believe default risks could remain low and interest rates may slowly drift higher, but remain largely range-bound. Earning income from yield advantages generated through spread products, while maintaining an underweight duration position to the U.S., U.K., Germany and Japan, remains a core strategy for us.

Even though U.S. policy rates are currently expected to rise in the third quarter of 2015, the pace of the rate rise is expected to be slower than previously thought. This was supportive to emerging markets (EM) assets broadly, which had been wary that a sharp rise in U.S. rates would force a faster rebalancing in EM economies, causing weakness in their asset prices. During October 2014, the market priced a slower pace of higher rates, which benefited EM assets.

We expect the U.S. and the U.K. policy makers to continue their steady withdrawal of monetary stimulus, in sync with a cyclical recovery in economic activity. While monetary tightening could continue to generate volatility in EM, faster developed-market growth could bode well for EM growth in the medium term. In addition, a continued dovish stance, meaning more favorable toward maintaining low interest rates to foster economic growth, by the European Central Bank (ECB) and Bank of Japan may support EM assets and could partially offset the effects of a less-accommodative U.S. monetary policy. Lastly, supply-demand dynamics appear supportive, as supply has been manageable and investor inflows have recovered relative to earlier this year.

The primary risks that we continue to monitor are potentially rising U.S. interest rates, Chinese economic growth and policy, the active election calendar, and ongoing geopolitical events in Europe and the Middle East. A slowing China will continue to weigh on commodity prices and commodity-exporting economies, while, conversely, reducing pressures on oil-importing countries. Such a scenario may provide opportunities to benefit from the diverging economic trajectories. The recently held elections in several EM countries may create degrees of economic, political, and civil uncertainty as new leadership takes office. The newly elected, or re-elected, leaders will need to face the challenge of enacting reforms and policies to enable greater economic growth prospects.

The ECB's actions have continued to provide technical support for the European credit market. With the German Bund yields turning negative as far out as four years, and low-risk assets trading with negative spreads to the swap rate, investors have been forced to buy riskier assets in seeking to achieve return targets. Investment-grade credit has been a key beneficiary of these flows. Consequently, euro-denominated investment grade credit has seen strong performance. This price action was intensified by the rumors of a potential corporate bond-buying program by the ECB. Further down the risk spectrum, investors with appetite for lower-rated bonds have been looking toward BB-rated bonds to bolster yields. However, lower-rated B- and CCC-rated bonds, which are more dependent on economic growth, have underperformed in recent months, although they performed well overall during the period.

Over the course of the past three or four months, credit spreads in Europe have materially tightened, while in the U.S. they have on average widened. This differential has been particularly apparent when comparing the spreads of bonds issued by the same company in both currencies, where U.S. dollar-denominated bonds consistently traded at a wider spread than their euro-denominated equivalent. Where a company issues in both currencies, we have been increasingly looking to invest in dollar-denominated bonds in preference to the euro bonds, where appropriate.

We continue to see value in bonds issued by financial institutions, and particularly in Europe. We believe the secular de-risking of the European financial sector has continued to strengthen the position of creditors in the capital structure.

The Fed announced the end of its mortgage-backed security (MBS) purchase program following its October 29 meeting. Although the Fed will not be adding MBS to its balance sheet in the future, the Fed will maintain the size of the balance sheet in the near to intermediate term, as it continues to reinvest MBS pay downs. Hence, the Fed is expected to give meaningful support to the MBS market until it announces it will no longer reinvest MBS pay downs or even outright sell MBS positions.

We continued to be constructive on commercial mortgage-backed security (CMBS) spreads. The evolution of the commercial real estate market has remained on target. Performance of commercial properties remains strong, as evidenced by real estate investment trust (REIT) corporate earnings announcements for third quarter 2014. Availability of financing and CRE asset transaction volumes continued to be at healthy levels, in our view.

Performance Analysis

All share classes of Morgan Stanley Global Fixed Income Opportunities Fund outperformed the Barclays Capital Global Aggregate Index (the "Index") and the Lipper Global Income Funds Index for the 12 months ended October 31, 2014, assuming no deduction of applicable sales charges.

Relative to the Index, overweight positions in high yield credit, non-agency MBS, and convertible securities contributed the most to relative outperformance. However, the Fund was slightly shorter in duration, a measure of interest-rate sensitivity, than the Index, which detracted somewhat from relative performance during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 10/31/14
Corporate Bonds	40.3%
Sovereign	27.8
Short-Term Investments	12.9
Mortgages — Other	11.0
Commercial Mortgage-Backed Securities	4.4
U.S. Treasury Security	1.4
Collateralized Mortgage Obligations — Agency Collateral Series	0.9
Variable Rate Senior Loan Interests	0.7
Asset-Backed Securities	0.3
Convertible Preferred Stocks	0.2
Agency Fixed Rate Mortgages	0.1

+ Does not include open long/short futures contracts with an underlying face amount of $83,274,164 with net unrealized depreciation of $53,670. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $107,893 and does not include open swap agreements with total unrealized depreciation of $256,352 and the value of securities held as collateral on loaned securities.

LONG-TERM CREDIT ANALYSIS as of 10/31/14
AAA	3.1%
AA	3.0
A	10.3
BBB	18.2
BB	13.1
B or Below	31.1
Not Rated	21.2

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the types of securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, Morgan Stanley Investment Management Inc. (the "Adviser") has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating.

Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in a portfolio of fixed-income securities. The Fund's "Adviser," and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, will allocate the Fund's investments among the following asset classes or market segments: (1) corporate securities, (2) residential and commercial mortgage-backed securities, (3) asset-backed securities, (4) emerging market securities, (5) convertible securities, (6) U.S. government securities and foreign sovereign debt, and (7) currency derivatives. Securities may be rated either investment grade or below investment grade and denominated in any currency, hedged or un-hedged. The amount of the Fund's assets committed to any one asset class or market segment will fluctuate. However, the Fund may invest up to 65 percent of its net assets in any one asset class or market segment. The Adviser and Sub-Adviser have the flexibility to select any combination of at least two asset classes of the aforementioned groups depending upon market conditions and the current economic environment and, as a result, at any given time the Fund's assets may be invested in certain groups and not others.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

(This page has been left blank intentionally.)

Performance Summary (unaudited)

Performance of $10,000 Investment—Class A
Over 10 Years

Average Annual Total Returns—Period Ended October 31, 2014 (unaudited)
Symbol	Class A Shares* (since 07/28/97) DINAX		Class B Shares** (since 04/09/92) DINBX		Class L Shares† (since 07/28/97) DINCX	Class I Shares†† (since 07/28/97) DINDX	Class IS Shares††† (since 09/13/13) MGFOX
1 Year	5.91 1.42[4]	%[3]	5.15 0.15[4]	%[3]	5.63 —%[3]	6.19 —%[3]	6.21 —%[3]
5 Years	7.83[3] 6.89[4]		7.15[3] 6.84[4]		7.31[3] —	8.12[3] —	— —
10 Years	5.59[3] 5.13[4]		5.07[3] 5.07[4]		5.01[3] —	5.89[3] —	— —
Since Inception	4.25[3] 3.99[4]		4.65[3] 4.65[4]		3.65[3] —	4.53[3] —	8.90[3] —

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class L, Class I and Class IS shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges.

*  The maximum front-end sales charge for Class A is 4.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005). Class B shares are closed to new investments.

†  Class L has no sales charge.

††  Class I has no sales charge.

†††  Class IS has no sales charge.

(1)  The Barclays Capital Global Aggregate Index provides a broadbased measure of the global investment grade fixed-rate debt markets. Total Returns shown in unhedged USD. It is not possible to invest directly in an index.

(2)  The Lipper Global Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund was in the Lipper Global Income Funds classification as of the date of this report.

(3)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(4)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡  Ending value assuming a complete redemption on October 31, 2014.

Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including advisory fees, administration fees, distribution and shareholder services (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 05/01/14 – 10/31/14.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (unaudited) continued

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	05/01/14	10/31/14	05/01/14 – 10/31/14
Class A
Actual (0.09% return)	$1,000.00	$1,000.90	$5.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.46	$5.80
Class B
Actual (–0.27% return)	$1,000.00	$997.30	$9.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.98	$9.30
Class L
Actual (–0.04% return)	$1,000.00	$999.60	$7.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.20	$7.07
Class I
Actual (0.42% return)	$1,000.00	$1,004.20	$3.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02
Class IS
Actual (0.26% return)	$1,000.00	$1,002.60	$3.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31

  @  Expenses are equal to the Fund's annualized expense ratios of 1.14%, 1.83%, 1.39%, 0.79 and 0.65% for Class A, Class B, Class L, Class I and Class IS shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Fund had borne all of its expenses, the annualized expense ratios would have been 1.16%, 1.90%, 1.37%, 0.85% and 0.91% for Class A, Class B, Class L, Class I and Class IS shares, respectively.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that while the Fund's management fee was lower than its peer group average, the total expense ratio was higher but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was competitive with its peer group average and (ii) management fee and total expense ratio were competitive with its peer group average.

Investment Advisory Agreement Approval (unaudited) continued

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Investment Advisory Agreement Approval (unaudited) continued

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Corporate Bonds (42.0%)
		Australia (0.4%)
		Energy
	$400	Lonestar Resources America, Inc. (a)	8.75%		04/15/19	$370,000
		Industrials
	300	Transfield Services Ltd. (a)	8.375		05/15/20	323,250
		Total Australia				693,250
		Brazil (0.6%)
		Finance
	450	Banco Daycoval SA (a)(b)	5.75		03/19/19	463,050
	600	Banco do Brasil SA (a)	9.00	(c)	(d)	592,800
		Total Brazil				1,055,850
		Canada (1.2%)
		Communications
	500	MDC Partners, Inc. (a)	6.75		04/01/20	520,625
		Consumer, Cyclical
	200	Air Canada (a)	6.75		10/01/19	210,750
		Energy
	250	Lightstream Resources Ltd. (a)	8.625		02/01/20	231,250
		Finance
	500	Baytex Energy Corp. (a)	5.625		06/01/24	484,375
		Industrials
	500	Bombardier, Inc. (a)	6.125		01/15/23	516,250
	281	Tervita Corp. (a)(b)	8.00		11/15/18	271,165
						787,415
		Total Canada				2,234,415
		Cayman Islands (0.0%) (e)
		Finance
CNY	500	Shui On Land Ltd.	4.50		09/29/15	80,048
		Chile (0.7%)
		Communications
	$400	ENTEL Chile SA (a)	4.75		08/01/26	406,851
	200	ENTEL Chile SA (a)(b)	4.875		10/30/24	207,658
						614,509

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Finance
	$400	Corpbanca SA (b)	3.125%		01/15/18	$400,847
	340	Corpbanca SA (a)(b)	3.875		09/22/19	343,458
						744,305
		Total Chile				1,358,814
		China (0.7%)
		Communications
	210	SINA Corp. (a)	1.00		12/01/18	193,200
		Consumer, Non-Cyclical
HKD	2,000	Hengan International Group Co., Ltd.	0.00	(f)	06/27/18	265,307
		Finance
	$100	Billion Express Investments Ltd.	0.75		10/18/15	101,750
HKD	2,000	Tong Jie Ltd.	0.00	(f)	02/18/18	261,117
						362,867
		Technology
	$500	BCP Singapore VI Cayman Financing Co., Ltd. (a)(b)	8.00		04/15/21	515,000
		Total China				1,336,374
		Denmark (0.0%) (e)
		Finance
DKK	(g)	Nordea Kredit Realkreditaktieselskab, Series ANN	5.00		07/01/29	3
	73	Realkredit Danmark A/S	6.00		10/01/29	14,410
		Total Denmark				14,413
		France (1.5%)
		Communications
	$350	Numericable Group SA (a)	6.00		05/15/22	358,312
		Finance
EUR	650	AXA SA	5.25	(c)	04/16/40	921,811
	$875	BPCE SA (a)	5.15		07/21/24	902,262
						1,824,073
		Utilities
EUR	400	Electricite de France	5.00	(c)	(d)	552,013
		Total France				2,734,398

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Germany (1.7%)
		Consumer, Cyclical
EUR	300	Volkswagen International Finance N.V.	4.625	(c)%	(d)	$406,463
		Finance
	100	Aabar Investments PJSC	4.00		05/27/16	144,300
	1,000	Allianz Finance II BV	5.75	(c)	07/08/41	1,485,833
	400	Commerzbank AG	7.75		03/16/21	614,294
	100	Muenchener Rueckversicherungs-Gesellschaft AG	6.25	(c)	05/26/42	154,952
						2,399,379
		Utilities
GBP	200	RWE AG	7.00	(c)	(d)	345,720
		Total Germany				3,151,562
		India (0.6%)
		Basic Materials
	$200	Vedanta Resources PLC (a)	7.125		05/31/23	204,000
		Communications
EUR	175	Bharti Airtel International Netherlands BV	4.00		12/10/18	238,777
	$700	Bharti Airtel International Netherlands BV (a)	5.125		03/11/23	742,896
						981,673
		Total India				1,185,673
		Ireland (0.1%)
		Industrials
	200	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a)	3.234	(c)	12/15/19	196,500
		Italy (1.7%)
		Communications
EUR	75	Telecom Italia Finance SA	7.75		01/24/33	122,126
		Energy
	200	Eni SpA, Series GALP	0.25		11/30/15	252,134
		Finance
	700	Assicurazioni Generali SpA	10.125	(c)	07/10/42	1,222,631
	$500	Intesa Sanpaolo SpA (a)(b)	6.50		02/24/21	580,930
EUR	725	Poste Vita SpA	2.875		05/30/19	938,061
						2,741,622
		Total Italy				3,115,882

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Luxembourg (0.5%)
		Communications
EUR	450	Play Finance 2 SA	5.25%	02/01/19	$583,204
		Finance
	$300	Ardagh Finance Holdings SA (a)(b)(h)	8.625	06/15/19	308,253
		Total Luxembourg			891,457
		Mexico (0.5%)
		Basic Materials
	500	Mexichem SAB de CV (a)(b)	5.875	09/17/44	505,000
		Utilities
	400	Fermaca Enterprises S de RL de CV (a)(b)	6.375	03/30/38	423,500
		Total Mexico			928,500
		Netherlands (1.0%)
		Consumer, Cyclical
	400	Playa Resorts Holding BV (a)	8.00	08/15/20	418,000
		Finance
EUR	550	ABN AMRO Bank N.V.	6.375	04/27/21	851,270
	$500	ING Bank N.V. (a)	5.80	09/25/23	557,441
					1,408,711
		Total Netherlands			1,826,711
		Norway (0.1%)
		Diversified
	200	Siem Industries, Inc., Series SUBC	1.00	09/12/19	185,050
		Portugal (0.2%)
		Utilities
	425	EDP Finance BV (a)	6.00	02/02/18	458,146
		Russia (0.2%)
		Energy
	100	Lukoil International Finance BV	2.625	06/16/15	98,750
		Industrials
	200	TMK OAO Via TMK Capital SA (a)	6.75	04/03/20	182,250
		Total Russia			281,000

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Singapore (0.5%)
		Consumer, Non-Cyclical
	$400	Global A&T Electronics Ltd. (a)(b)	10.00%		02/01/19	$356,500
	200	Golden Agri-Resources Ltd.	2.50		10/04/17	195,000
	400	Olam International Ltd.	6.00		10/15/16	428,500
		Total Singapore				980,000
		Spain (0.8%)
		Communications
EUR	400	Telefonica Europe BV	5.875	(c)	(d)	530,784
		Finance
	200	AG Spring Finance II Ltd.	9.50		06/01/19	208,023
	400	BBVA Subordinated Capital SAU	3.50	(c)	04/11/24	519,120
						727,143
		Industrials
	$300	Abengoa Greenfield SA (a)	6.50		10/01/19	301,500
		Total Spain				1,559,427
		Switzerland (0.6%)
		Finance
EUR	250	Cloverie PLC for Zurich Insurance Co., Ltd.	7.50	(c)	07/24/39	385,168
	$500	Credit Suisse AG (a)	6.50		08/08/23	552,500
CHF	200	Swiss Life Holding AG, Series SLHN	0.00	(f)	12/02/20	237,489
		Total Switzerland				1,175,157
		Thailand (0.2%)
		Energy
	$450	PTT PCL (a)	3.375		10/25/22	441,215
		Turkey (0.4%)
		Finance
	300	Finansbank AS	5.50		05/11/16	310,860
	400	Turkiye Is Bankasi (a)(b)	7.85		12/10/23	445,296
		Total Turkey				756,156
		United Kingdom (3.0%)
		Communications
GBP	250	Virgin Media Finance PLC (a)	6.375		10/15/24	406,424

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Consumer, Cyclical
	$200	Algeco Scotsman Global Finance PLC (a)	10.75%		10/15/19	$198,000
		Consumer, Non-Cyclical
GBP	150	Voyage Care Bondco PLC	6.50		08/01/18	245,054
		Energy
	$375	Premier Oil Finance Jersey Ltd., Series PMO	2.50		07/27/18	377,887
		Finance
EUR	150	Barclays Bank PLC	6.00		01/14/21	227,325
GBP	200	Derwent London Capital No. 2 Jersey Ltd., Series DLN	1.125		07/24/19	342,624
	$400	HSBC Holdings PLC (b)	6.375	(c)	(d)	408,500
EUR	450	Lloyds Bank PLC	6.50		03/24/20	692,292
	$725	Lloyds Banking Group PLC (i)	4.50		11/04/24	727,032
EUR	700	Nationwide Building Society	4.125	(c)	03/20/23	939,311
	$200	Standard Chartered PLC (a)	5.70		03/26/44	214,026
						3,551,110
		Industrials
	500	CEVA Group PLC (a)(b)	4.00		05/01/18	465,000
		Utilities
GBP	200	NGG Finance PLC	5.625	(c)	06/18/73	337,393
		Total United Kingdom				5,580,868
		United States (24.8%)
		Basic Materials
	$250	American Gilsonite Co. (a)	11.50		09/01/17	261,250
	250	Coveris Holdings SA (a)	7.875		11/01/19	263,750
	250	Hecla Mining Co.	6.875		05/01/21	238,750
	400	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC (b)	8.875		02/01/18	396,500
	500	NOVA Chemicals Corp. (a)	5.25		08/01/23	524,375
	300	Prince Mineral Holding Corp. (a)	12.00		12/15/19	330,000
	650	Signode Industrial Group Lux SA/Signode Industrial Group US, Inc. (a)	6.375		05/01/22	632,125
						2,646,750
		Communications
	515	CCO Holdings LLC/CCO Holdings Capital Corp. (b)	6.50		04/30/21	545,256
	500	CSC Holdings LLC (a)	5.25		06/01/24	502,500
	131	Ctrip.com International Ltd.	1.25		10/15/18	138,287

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$450	HomeAway, Inc. (a)(b)	0.125%		04/01/19	$437,344
500	inVentiv Health, Inc. (a)	9.00		01/15/18	521,250
400	Midcontinent Communications & Midcontinent Finance Corp. (a)	6.25		08/01/21	411,000
151	Priceline Group, Inc. (b)	0.35		06/15/20	171,951
343	Yahoo!, Inc. (a)	0.00	(f)	12/01/18	370,654
400	Yandex N.V. (a)	1.125		12/15/18	367,500
					3,465,742
	Consumer, Cyclical
400	Allied Specialty Vehicles, Inc. (a)	8.50		11/01/19	422,000
400	CCM Merger, Inc. (a)	9.125		05/01/19	432,000
550	Chassix, Inc. (a)	9.25		08/01/18	536,250
325	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00		06/15/19	349,781
473	CVS Pass-Through Trust (a)	4.163		08/10/36	478,385
200	Exide Technologies (j)(k)	8.625		02/01/18	39,500
500	Gibson Brands, Inc. (a)	8.875		08/01/18	482,500
350	Global Partners LP/GLP Finance Corp. (a)	6.25		07/15/22	348,250
300	Golden Nugget Escrow, Inc. (a)	8.50		12/01/21	299,625
400	Guitar Center, Inc. (a)(b)	6.50		04/15/19	366,750
300	HD Supply, Inc.	7.50		07/15/20	321,000
52	Iconix Brand Group, Inc.	2.50		06/01/16	70,005
350	JC Penney Corp., Inc. (b)	8.125		10/01/19	337,750
400	Logan's Roadhouse, Inc. (b)	10.75		10/15/17	300,000
200	MGM Resorts International (b)	7.75		03/15/22	231,000
500	Pittsburgh Glass Works LLC (a)	8.00		11/15/18	527,500
3,904	Resort at Summerlin LP, Series B (h)(j)(k)(l)(m)(n)	13.00		12/15/07	0
345	Rite Aid Corp. (b)	6.75		06/15/21	370,013
400	RSI Home Products, Inc. (a)	6.875		03/01/18	420,000
500	Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC (a)	5.875		05/15/21	495,000
500	Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp. (a)	6.375		06/01/21	481,250
375	Tesla Motors, Inc. (b)	0.25		03/01/19	362,578
325	Toll Brothers Finance Corp. (b)	0.50		09/15/32	328,453
400	VWR Funding, Inc.	7.25		09/15/17	421,500
					8,421,090
	Consumer, Non-Cyclical
350	Acadia Healthcare Co., Inc.	5.125		07/01/22	349,125
450	American Achievement Corp. (a)(b)	10.875		04/15/16	443,250

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$500	Aramark Services, Inc.	5.75%		03/15/20	$525,000
345	Armored Autogroup, Inc. (b)	9.25		11/01/18	351,900
408	Beverages & More, Inc. (a)	10.00		11/15/18	389,130
300	BioMarin Pharmaceutical, Inc. (b)	1.50		10/15/20	354,188
200	BioScrip, Inc. (a)	8.875		02/15/21	204,750
500	Cenveo Corp. (a)	6.00		08/01/19	483,750
300	Harland Clarke Holdings Corp. (a)	9.75		08/01/18	323,250
500	HCA, Inc.	4.75		05/01/23	509,375
57	Jarden Corp.	1.875		09/15/18	83,861
500	Monitronics International, Inc.	9.125		04/01/20	517,500
500	RR Donnelley & Sons Co.	7.875		03/15/21	565,000
350	Wells Enterprises, Inc. (a)	6.75		02/01/20	364,000
					5,464,079
	Energy
150	American Energy-Permian Basin LLC/AEPB Finance Corp. (a)(b)	6.732	(c)	08/01/19	133,500
335	Chesapeake Energy Corp.	5.75		03/15/23	368,500
500	Cobalt International Energy, Inc.	2.625		12/01/19	372,188
500	Denbury Resources, Inc.	5.50		05/01/22	493,125
350	Ensco PLC (b)	5.75		10/01/44	365,096
300	EPL Oil & Gas, Inc.	8.25		02/15/18	292,500
350	EXCO Resources, Inc.	7.50		09/15/18	310,625
250	EXCO Resources, Inc.	8.50		04/15/22	218,125
400	PetroQuest Energy, Inc. (b)	10.00		09/01/17	399,000
500	Rice Energy, Inc. (a)	6.25		05/01/22	485,937
500	Rosetta Resources, Inc.	5.875		06/01/24	480,625
350	Rowan Cos., Inc.	5.85		01/15/44	353,110
500	Transocean, Inc. (b)	3.80		10/15/22	450,965
350	Triangle USA Petroleum Corp. (a)	6.75		07/15/22	308,000
					5,031,296
	Finance
500	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (a)	3.75		05/15/19	496,875
250	American Realty Capital Properties, Inc. (b)	3.00		08/01/18	227,500
104	Annaly Capital Management, Inc.	5.00		05/15/15	104,910
233	Ares Capital Corp.	4.375		01/15/19	238,825
450	Aston Escrow Corp. (a)	9.50		08/15/21	428,625
100	Bank of America Corp.	4.20		08/26/24	100,837
375	Bank of America Corp.	6.11		01/29/37	440,211

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$500	Compiler Finance Sub, Inc. (a)	7.00%		05/01/21	$460,000
	250	DPL, Inc.	7.25		10/15/21	266,875
	225	Extra Space Storage LP (a)	2.375		07/01/33	246,516
	150	Genworth Holdings, Inc. (b)	7.20		02/15/21	177,271
	580	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	712,421
	500	Infinity Acquisition LLC/Infinity Acquisition Finance Corp. (a)	7.25		08/01/22	470,000
	550	Jefferies Finance LLC/JFIN Co-Issuer Corp. (a)	7.375		04/01/20	550,000
	400	KCG Holdings, Inc. (a)	8.25		06/15/18	420,000
	300	Kennedy-Wilson, Inc.	5.875		04/01/24	306,420
	200	ProLogis LP (b)	3.25		03/15/15	219,250
	225	Prospect Capital Corp.	6.25		12/15/15	233,578
	520	Prudential Financial, Inc.	5.625	(c)	06/15/43	542,100
	475	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. (a)	9.50		06/15/19	509,437
	325	Voya Financial, Inc.	5.65	(c)	05/15/53	326,625
						7,478,276
		Industrials
	300	Apex Tool Group LLC (a)(b)	7.00		02/01/21	271,500
	100	Artesyn Embedded Technologies, Inc. (a)	9.75		10/15/20	100,500
	200	Associated Asphalt Partners LLC/Road Holdings III LLC/Associated Asphalt Finance (a)	8.50		02/15/18	209,250
	335	Ball Corp.	4.00		11/15/23	323,275
	500	Building Materials Corp. of America (a)(i)	5.375		11/15/24	503,750
	500	Cequel Communications Holdings I LLC/Cequel Capital Corp. (a)	6.375		09/15/20	523,750
	150	Consolidated Container Co., LLC/Consolidated Container Capital, Inc. (a)	10.125		07/15/20	141,750
	300	CPG Merger Sub LLC (a)(b)	8.00		10/01/21	309,000
	295	EnPro Industries, Inc. (a)	5.875		09/15/22	303,481
	350	Florida East Coast Holdings Corp. (a)	6.75		05/01/19	362,033
EUR	250	GE Capital Trust II	5.50	(c)	09/15/67	339,289
	$116	General Cable Corp. (b)	4.50	(o)	11/15/29	77,068
	250	Iracore International Holdings, Inc. (a)	9.50		06/01/18	173,750
	400	Jac Holding Corp. (a)	11.50		10/01/19	408,000
	550	JB Poindexter & Co., Inc. (a)	9.00		04/01/22	602,250
	550	Kemet Corp.	10.50		05/01/18	577,500
	550	Kratos Defense & Security Solutions, Inc.	7.00		05/15/19	541,750
	400	Marquette Transportation Co., LLC/Marquette Transportation Finance Corp.	10.875		01/15/17	412,500

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$250	Martin Midstream Partners LP/Martin Midstream Finance Corp.	7.25%		02/15/21	$256,250
450	Michael Baker Holdings LLC/Michael Baker Finance Corp. (a)(h)	8.875		04/15/19	447,750
400	Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc.	8.125		02/15/19	389,000
400	Nuverra Environmental Solutions, Inc. (b)	9.875		04/15/18	374,000
250	SAExploration Holdings, Inc. (a)	10.00		07/15/19	232,500
300	Sequa Corp. (a)	7.00		12/15/17	256,500
344	Tekni-Plex, Inc. (a)	9.75		06/01/19	377,540
400	Wise Metals Intermediate Holdings LLC/Wise Holdings Finance Corp. (a)	9.75		06/15/19	435,500
500	XPO Logistics, Inc. (a)	7.875		09/01/19	526,250
500	Zachry Holdings, Inc. (a)	7.50		02/01/20	510,000
					9,985,686
	Technology
150	Advanced Micro Devices, Inc.	6.75		03/01/19	142,500
250	Advanced Micro Devices, Inc. (b)	7.00		07/01/24	220,625
325	Akamai Technologies, Inc. (a)	0.00	(f)	02/15/19	329,877
250	Aspect Software, Inc.	10.625		05/15/17	248,125
300	Citrix Systems, Inc. (a)(b)	0.50		04/15/19	313,687
262	First Data Corp.	11.75		08/15/21	308,505
300	Infor US, Inc.	9.375		04/01/19	327,375
112	Intel Corp.	2.95		12/15/35	143,500
123	Lam Research Corp. (b)	1.25		05/15/18	172,661
41	Nuance Communications, Inc.	2.75		11/01/31	40,206
300	NVIDIA Corp. (a)	1.00		12/01/18	340,875
217	ON Semiconductor Corp., Series B (b)	2.625		12/15/26	239,785
369	Salesforce.com, Inc. (b)	0.25		04/01/18	436,573
125	SanDisk Corp. (b)	0.50		10/15/20	147,813
					3,412,107
	Utilities
350	AES Corp.	4.875		05/15/23	350,875
250	AES Corp.	7.375		07/01/21	286,484
					637,359
	Total United States				46,542,385
	Total Corporate Bonds (Cost $82,945,314)				78,763,251

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
		Sovereign (29.0%)
		Australia (0.2%)
AUD	550	Australia Government Bond	2.75%		04/21/24	$463,128
		Bermuda (0.3%)
	$530	Bermuda Government International Bond (a)	4.854		02/06/24	552,525
		Brazil (1.4%)
BRL	5,000	Brazil Notas do Tesouro Nacional, Series F	10.00		01/01/17	1,930,890
	2,000	Brazil Notas do Tesouro Nacional, Series F	10.00		01/01/21	753,946
		Total Brazil				2,684,836
		Croatia (0.8%)
	$375	Croatia Government International Bond (a)(b)	6.00		01/26/24	407,344
	975	Croatia Government International Bond	6.00		01/26/24	1,059,094
		Total Croatia				1,466,438
		Germany (2.1%)
EUR	1,010	Bundesrepublik Deutschland	4.25		07/04/39	1,918,523
	1,075	Bundesrepublik Deutschland	4.75		07/04/34	2,082,374
		Total Germany				4,000,897
		Greece (1.3%)
	1,375	Hellenic Republic Government Bond	2.00	(o)	02/24/25	1,137,385
	1,058	Hellenic Republic Government Bond (a)	3.375		07/17/17	1,214,463
		Total Greece				2,351,848
		Hungary (0.7%)
	$500	Hungary Government International Bond	5.375		03/25/24	536,300
	780	Hungary Government International Bond	5.75		11/22/23	861,900
		Total Hungary				1,398,200
		Indonesia (1.5%)
	1,700	Indonesia Government International Bond (a)	5.875		01/15/24	1,938,000
	400	Majapahit Holding BV	7.75		01/20/20	467,500
	352	Pertamina Persero PT (a)	4.875		05/03/22	359,920
		Total Indonesia				2,765,420
		Ireland (1.3%)
EUR	1,700	Ireland Government Bond	3.40		03/18/24	2,439,363
		Kazakhstan (0.2%)
	$450	KazMunayGas National Co., JSC (a)(b)	5.75		04/30/43	439,875

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Mexico (3.5%)
MXN	62,000	Mexican Bonos	7.50%	06/03/27	$5,098,689
	$600	Petroleos Mexicanos	4.875	01/24/22	641,100
	250	Petroleos Mexicanos	4.875	01/18/24	265,000
	450	Petroleos Mexicanos	6.375	01/23/45	518,580
		Total Mexico			6,523,369
		New Zealand (2.8%)
NZD	6,200	New Zealand Government Bond	5.50	04/15/23	5,350,405
		Poland (3.0%)
PLN	5,500	Poland Government Bond	3.25	07/25/25	1,742,460
	10,600	Poland Government Bond	5.75	10/25/21	3,856,395
		Total Poland			5,598,855
		Portugal (3.1%)
	$200	Portugal Government International Bond (a)	5.125	10/15/24	206,179
EUR	210	Portugal Obrigacoes do Tesouro OT (a)	3.875	02/15/30	260,656
	350	Portugal Obrigacoes do Tesouro OT (a)	4.10	04/15/37	432,901
	3,400	Portugal Obrigacoes do Tesouro OT (a)	4.95	10/25/23	4,873,605
		Total Portugal			5,773,341
		South Africa (1.0%)
	$900	Eskom Holdings SOC Ltd. (a)	5.75	01/26/21	933,930
ZAR	11,200	South Africa Government Bond	7.75	02/28/23	1,020,327
		Total South Africa			1,954,257
		Spain (2.3%)
EUR	500	Spain Government Bond (a)	3.80	04/30/24	723,719
	935	Spain Government Bond	4.20	01/31/37	1,354,480
	1,437	Spain Government Bond (a)	4.40	10/31/23	2,172,862
		Total Spain			4,251,061
		Sweden (1.4%)
SEK	18,100	Sweden Government Bond	1.50	11/13/23	2,546,013
		United Kingdom (1.3%)
GBP	100	HSS Financing PLC	6.75	08/01/19	165,769
	1,150	United Kingdom Gilt	4.25	09/07/39	2,275,176
		Total United Kingdom			2,440,945
		United States (0.2%)
	$325	Select Medical Corp.	6.375	06/01/21	333,938

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Venezuela (0.6%)
$1,700	Petroleos de Venezuela SA	9.00%		11/17/21	$1,085,875
	Total Sovereign (Cost $54,784,758)				54,420,589
	Agency Fixed Rate Mortgages (0.1%)
2	Federal Home Loan Mortgage Corporation, Gold Pools:	6.50		02/01/29 - 10/01/32	1,561
	Federal National Mortgage Association, Conventional Pools:
94		6.50		05/01/28 - 09/01/32	108,808
8		7.00		08/01/29 - 11/01/32	9,577
	Government National Mortgage Association, Various Pools:
22		7.50		07/20/25	24,444
110		8.00		01/15/22 - 05/15/30	117,659
	Total Agency Fixed Rate Mortgages (Cost $237,511)				262,049
	Asset-Backed Securities (0.3%)
430	EMC Mortgage Loan Trust (a)	1.152	(c)	11/25/30	363,739
255	VOLT XXIV LLC (a)	3.25		11/25/53	256,247
	Total Asset-Backed Securities (Cost $614,294)				619,986
	Collateralized Mortgage Obligations - Agency Collateral Series (0.9%)
	Federal Home Loan Mortgage Corporation, IO
4,566		1.202	(c)	03/25/24	402,245
	IO REMIC
3,777		1.784	(c)	02/15/38	281,281
	Federal National Mortgage Association, IO REMIC
6,437		1.869	(c)	10/25/39	495,750
4,098		3.101	(c)	03/25/44	259,036
1,657		6.398	(c)	08/25/41	309,541
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $1,620,386)				1,747,853
	Commercial Mortgage-Backed Securities (4.6%)
	COMM Mortgage Trust,
363	(a)	3.495		09/10/47	300,733

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$513	(a)	3.653	(c)%	06/11/27	$512,680
490	(a)	4.175	(c)	03/10/46	459,900
335	(a)	4.611	(c)	02/10/47	324,851
333		4.703	(c)	08/10/47	354,052
139	(a)	4.74	(c)	07/15/47	130,529
473	(a)	4.756	(c)	12/10/23	456,671
335	(a)	4.795	(c)	08/10/46	326,159
424	(a)	4.906	(c)	04/10/47	405,028
	IO
4,890		0.907	(c)	02/10/47	245,315
2,621		1.307	(c)	07/15/47	212,938
	FREMF Mortgage Trust
206	(a)	4.157	(c)	08/25/47	201,873
133	(a)	4.636	(c)	06/25/47	137,263
	JP Morgan Chase Commercial Mortgage Securities Trust
690	(a)	4.572	(c)	07/15/47	643,387
6,524	IO	1.182	(c)	07/15/47	456,563
	JPMBB Commercial Mortgage Securities Trust
236	(a)	3.961	(c)	09/15/47	208,681
335		4.66	(c)	08/15/47	312,025
405	(a)	4.679	(c)	04/15/47	380,088
2,945	IO	1.131	(c)	08/15/47	236,055
270	LB-UBS Commercial Mortgage Trust	6.249	(c)	09/15/45	286,318
535	Wells Fargo Commercial Mortgage Trust (a)	3.938		08/15/50	462,712
	WF-RBS Commercial Mortgage Trust
248	(a)(i)	3.692		11/15/47	210,790
303	(a)	3.986		05/15/47	266,465
419	(a)	3.993	(c)	10/15/57	370,404
250	(a)	4.139	(c)	05/15/45	235,289
541	(a)	4.984	(c)	09/15/46	537,407
	Total Commercial Mortgage-Backed Securities (Cost $8,490,361)				8,674,176
	Mortgages - Other (11.5%)
	Adjustable Rate Mortgage Trust
56		0.415	(c)	01/25/36	47,191
1,058		1.202	(c)	05/25/35	993,694

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Alternative Loan Trust
$256		5.50%		11/25/35	$226,337
69		5.50		02/25/36	62,243
245		6.00		04/25/36	206,983
221		6.00		12/25/36	176,014
468		6.00		07/25/37	425,364
	PAC
53		5.50		02/25/36	47,838
577		5.50		04/25/37	486,583
128		6.00		04/25/36	111,954
301	American Home Mortgage Investment Trust (a)	6.10		01/25/37	163,340
	Banc of America Alternative Loan Trust
322		0.802	(c)	07/25/46	217,962
519		5.913	(c)	10/25/36	357,301
633		6.226		10/25/36	444,174
168	Banc of America Funding Trust	6.00		07/25/37	130,355
409	BCAP LLC Trust	0.292	(c)	04/25/37	363,289
	Chase Mortgage Finance Trust
961		6.00		10/25/36	855,235
341		6.00		11/25/36	294,195
	ChaseFlex Trust
77		6.50		02/25/35	74,375
104		6.50		02/25/37	79,955
1,055	CHL Mortgage Pass-Through Trust	5.50		05/25/34	1,087,688
388	Citigroup Mortgage Loan Trust	2.605	(c)	11/25/36	325,307
	First Horizon Alternative Mortgage Securities Trust
100		6.00		08/25/36	84,483
774		6.25		08/25/36	642,195
	Freddie Mac Structured Agency Credit Risk Debt Notes
264		3.904	(c)	09/25/24	246,920
1,000		4.703	(c)	10/25/24	1,010,250
410	GS Mortgage Securities Trust	4.66		09/10/47	373,185
234	GSMSC Pass-Through Trust (a)	7.50	(c)	09/25/36	204,049
65	GSR Mortgage Loan Trust	2.605	(c)	05/25/35	60,611
	Impac CMB Trust
184		0.887	(c)	04/25/35	140,461
231		0.902	(c)	04/25/35	160,138
902	Impac Secured Assets Trust	0.322	(c)	08/25/36	687,966

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	JP Morgan Alternative Loan Trust
$87		3.008	(c)%	11/25/36	$86,728
504		6.00		12/25/35	458,965
95		6.00		12/25/35	86,869
529		6.00		08/25/36	506,331
	JP Morgan Mortgage Trust
926		2.369	(c)	10/25/35	760,964
239		2.816	(c)	05/25/36	218,759
	Lehman Mortgage Trust
89		5.50		11/25/35	85,109
281		5.50		02/25/36	280,319
264		5.50		02/25/36	220,481
466		6.50		09/25/37	414,906
192	Luminent Mortgage Trust	0.322	(c)	10/25/46	85,538
1,024	Mastr Adjustable Rate Mortgages Trust (a)	2.622	(c)	11/25/35	756,524
1,285	MortgageIT Trust	0.602	(c)	10/25/35	1,158,685
315	Opteum Mortgage Acceptance Corp. Trust	0.452	(c)	04/25/36	270,417
	RALI Trust
550		0.332	(c)	12/25/36	408,958
544		0.337	(c)	12/25/36	405,060
284		0.652	(c)	03/25/35	214,621
251		6.00		04/25/36	215,253
356		6.00		08/25/36	286,558
474		6.00		11/25/36	377,536
106		6.00		01/25/37	86,520
	PAC
138		6.00		04/25/36	118,158
371	STARM Mortgage Loan Trust	2.869	(c)	10/25/37	331,611
	Washington Mutual Mortgage Pass-Through Certificates Trust
838		0.412	(c)	12/25/35	720,712
952		0.875	(c)	04/25/47	720,547
673		0.955	(c)	05/25/47	546,634
508		2.293	(c)	10/25/36	439,643
526	Wells Fargo Mortgage Backed Securities Trust	2.61	(c)	09/25/36	500,094
	Total Mortgages - Other (Cost $20,637,607)				21,550,135
	U.S. Treasury Security (1.4%)
2,500	U.S. Treasury Bond (Cost $2,740,139)	3.50		02/15/39	2,727,735

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Variable Rate Senior Loan Interests (0.8%)
$192	Aspect Software, Inc., Term B	7.25%	11/07/14	$191,587
700	Atkore international, Inc., 2nd Lien Term	7.75	12/31/14	691,250
374	Diamond Resorts Corp., Term Loan	5.50	12/31/14	374,063
100	Drillships Ocean Ventures, Inc., Term B	5.50	01/26/15	96,034
100	OSG Bulk Ships, Inc., Term Loan	5.25	02/05/15	99,251
	Total Variable Rate Senior Loan Interests (Cost $1,459,065)			1,452,185
NUMBER OF SHARES
	Convertible Preferred Stocks (0.2%)
	Aerospace & Defense
2,550	United Technologies Corp. (Units) (b)(p)			148,843
	Electric Utilities
2,900	NextEra Energy, Inc.			183,541
	Total Convertible Preferred Stocks (Cost $295,268)			332,384
PRINCIPAL AMOUNT (000)
	Short-Term Investments (19.8%)
	U.S. Treasury Securities (0.3%)
	U.S. Treasury Bills
$170	(q)(r)	0.026	02/12/15	169,993
105	(q)(r)	0.037	02/12/15	104,995
105	(q)(r)	0.044	02/12/15	104,996
216	(q)(r)	0.046	02/12/15	215,991
	Total U.S. Treasury Securities (Cost $595,936)			595,975
NUMBER OF SHARES (000)
	Securities held as Collateral on Loaned Securities (6.4%)
	Investment Company (4.6%)
8,627	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $8,627,346)			8,627,346

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

PRINCIPAL AMOUNT (000)			VALUE
	Repurchase Agreement (1.8%)
$3,360	Barclays Capital, Inc. (0.07%, dated 10/31/14, due 11/03/14; proceeds $3,360,315; fully collateralized by various U.S. Government agency securities; 2.50% - 8.00% due 07/01/17 - 10/01/44; valued at $3,427,501) (Cost $3,360,295)		$3,360,295
	Total Securities held as Collateral on Loaned Securities (Cost $11,987,641)		11,987,641
NUMBER OF SHARES (000)
	Investment Company (13.1%)
24,566	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $24,565,920)		24,565,920
	Total Short-Term Investments (Cost $37,149,497)		37,149,536
	Total Investments (Cost $210,974,200) (s)	110.6%	207,699,879
	Liabilities in Excess of Other Assets	(10.6)	(19,971,421)
	Net Assets	100.0%	$187,728,458

  IO  Interest Only.

  PAC  Planned Amortization Class.

  PJSC  Public Joint Stock Company.

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  All or a portion of this security was on loan at October 31, 2014.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2014.

  (d)  Perpetual - One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates shown are those in effect are as of October 31, 2014.

  (e)  Amount is less than 0.05%.

  (f)  Capital appreciation bond.

  (g)  Par is less than $500.

  (h)  Payment-in-kind security.

  (i)  When-issued security.

  (j)  Issuer in bankruptcy.

  (k)  Non-income producing security; bond in default.

  (l)  Illiquid security.

  (m)  Acquired through exchange offer.

  (n)  At October 31, 2014, the Fund held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (o)  Multi-step–Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of October 31, 2014. Maturity date disclosed is the ultimate maturity date.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

  (p)  Consists of one or more classes of securities traded together as a unit.

  (q)  Rate shown is the yield to maturity at October 31, 2014.

  (r)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

  (s)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency forward exchange contracts, futures contracts and swap agreements.

  Foreign Currency Forward Exchange Contracts Open at October 31, 2014:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Citibank NA	EUR	587,326		$737,404	11/05/14	$1,392
Citibank NA	MXN	2,251,229		$167,593	11/05/14	428
Citibank NA	NZD	274,295		$212,657	11/05/14	(1,136)
Citibank NA		$1,900,865	EUR	1,500,000	11/05/14	(21,127)
Citibank NA		$2,091,827	GBP	1,300,000	11/05/14	(12,234)
Citibank NA		$925,752	JPY	100,000,000	11/05/14	(35,478)
Commonwealth Bank of Australia		$364,712	NZD	460,000	11/05/14	(6,177)
Deutsche Bank AG	GBP	175,000		$281,617	11/05/14	1,672
Deutsche Bank AG	HKD	4,113,645		$529,725	11/05/14	(716)
Deutsche Bank AG	HUF	347,736,321		$1,411,974	11/05/14	(2,329)
Deutsche Bank AG	NOK	4,990,000		$734,824	11/05/14	(4,963)
Deutsche Bank AG	PLN	1,150,000		$347,216	11/05/14	5,914
Deutsche Bank AG		$378,884	CAD	424,555	11/05/14	(2,206)
Deutsche Bank AG		$612,613	NOK	3,940,000	11/05/14	(28,492)
Deutsche Bank AG		$736,689	NOK	4,750,000	11/05/14	(32,482)
HSBC Bank PLC	AUD	526,036		$462,919	11/05/14	40
HSBC Bank PLC	BRL	3,050,000		$1,230,186	11/05/14	(315)
HSBC Bank PLC	BRL	700,000		$288,958	11/05/14	6,548
HSBC Bank PLC	EUR	286,506	PLN	1,200,000	11/05/14	(2,897)
HSBC Bank PLC	EUR	17,287,191		$21,832,028	11/05/14	168,445
HSBC Bank PLC	EUR	309,987		$395,566	11/05/14	7,103
HSBC Bank PLC	EUR	187,705		$237,596	11/05/14	2,372
HSBC Bank PLC	EUR	1,434,877		$1,826,848	11/05/14	28,720
HSBC Bank PLC	EUR	319,161		$402,117	11/05/14	2,158
HSBC Bank PLC	GBP	249,719		$404,926	11/05/14	5,453
HSBC Bank PLC	GBP	650,000		$1,042,881	11/05/14	3,085
HSBC Bank PLC	GBP	450,000		$724,616	11/05/14	4,757
HSBC Bank PLC	GBP	219,006		$354,019	11/05/14	3,678
HSBC Bank PLC	KRW	750,000,000		$708,356	11/05/14	6,617
HSBC Bank PLC	KRW	315,690,000		$294,363	11/05/14	(1,013)
HSBC Bank PLC	KRW	1,568,040,000		$1,479,981	11/05/14	12,841
HSBC Bank PLC	MYR	4,550,000		$1,394,764	11/05/14	11,575
HSBC Bank PLC	NZD	2,508,635		$1,951,442	11/05/14	(3,849)
HSBC Bank PLC	PLN	9,081,572		$2,739,361	11/05/14	44,094
HSBC Bank PLC	PLN	4,208,457		$1,267,297	11/05/14	18,294
HSBC Bank PLC	PLN	1,281,342		$382,972	11/05/14	2,690
HSBC Bank PLC	SEK	29,357,937		$4,068,679	11/05/14	92,866

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
HSBC Bank PLC	SEK	5,344,452		$743,529	11/05/14	$19,754
HSBC Bank PLC	SGD	3,370,000		$2,641,612	11/05/14	18,446
HSBC Bank PLC	SGD	930,000		$725,820	11/05/14	1,920
HSBC Bank PLC	SGD	365,000		$286,724	11/05/14	2,613
HSBC Bank PLC		$732,992	CAD	820,000	11/05/14	(5,465)
HSBC Bank PLC		$1,399,549	CAD	1,570,000	11/05/14	(6,600)
HSBC Bank PLC		$237,663	EUR	187,758	11/05/14	(2,372)
HSBC Bank PLC		$1,236,243	EUR	970,993	11/05/14	(19,435)
HSBC Bank PLC		$161,261	GBP	100,000	11/05/14	(1,292)
HSBC Bank PLC		$727,124	GBP	450,000	11/05/14	(7,264)
HSBC Bank PLC		$353,442	GBP	218,649	11/05/14	(3,672)
HSBC Bank PLC		$730,468	HUF	178,660,000	11/05/14	(3,827)
HSBC Bank PLC		$3,619,546	JPY	396,835,101	11/05/14	(86,627)
HSBC Bank PLC		$2,511,376	KRW	2,633,730,000	11/05/14	(47,121)
HSBC Bank PLC		$214,369	SEK	1,575,643	11/05/14	(987)
HSBC Bank PLC		$740,405	SGD	940,000	11/05/14	(8,721)
HSBC Bank PLC		$1,465,136	SGD	1,860,000	11/05/14	(17,335)
JPMorgan Chase Bank NA	AUD	2,627,938		$2,292,069	11/05/14	(20,355)
JPMorgan Chase Bank NA	BRL	1,800,000		$715,564	11/05/14	(10,634)
JPMorgan Chase Bank NA	EUR	4,092,572		$5,190,801	11/05/14	62,162
JPMorgan Chase Bank NA	EUR	187,864		$239,287	11/05/14	3,863
JPMorgan Chase Bank NA	GBP	920,000		$1,463,478	11/05/14	(8,234)
JPMorgan Chase Bank NA	GBP	530,427		$854,580	11/05/14	6,062
JPMorgan Chase Bank NA	MXN	36,422,852		$2,707,125	11/05/14	2,541
JPMorgan Chase Bank NA	MXN	14,820,152		$1,091,378	11/05/14	(9,094)
JPMorgan Chase Bank NA	NOK	3,700,000		$559,994	11/05/14	11,455
JPMorgan Chase Bank NA	NZD	1,553,655		$1,222,312	11/05/14	11,355
JPMorgan Chase Bank NA		$528,156	NZD	665,471	11/05/14	(9,472)
JPMorgan Chase Bank NA	ZAR	3,052,976		$278,241	11/05/14	1,492
Royal Bank of Canada	CAD	1,600,000		$1,419,785	11/05/14	220
Royal Bank of Canada		$737,510	CAD	820,000	11/05/14	(9,983)
Royal Bank of Canada		$725,270	GBP	450,000	11/05/14	(5,410)
State Street Bank and Trust Co.	MXN	1,900,000		$140,073	11/05/14	(1,012)
State Street Bank and Trust Co.	MXN	6,600,000		$485,147	11/05/14	(4,937)
State Street Bank and Trust Co.		$724,316	AUD	830,000	11/05/14	6,033
UBS AG	CAD	2,722,521		$2,427,333	11/05/14	11,835
UBS AG	CHF	237,040		$248,235	11/05/14	1,869
UBS AG	EUR	288,187	MXN	4,900,000	11/05/14	2,706
UBS AG	EUR	2,290		$2,914	11/05/14	44
UBS AG	EUR	187,389		$239,343	11/05/14	4,515
UBS AG	EUR	650,000		$830,167	11/05/14	15,614
UBS AG	EUR	187,547		$238,198	11/05/14	3,172
UBS AG	EUR	187,758		$237,809	11/05/14	2,518
UBS AG	EUR	188,075		$236,066	11/05/14	378
UBS AG	GBP	286,436		$463,260	11/05/14	5,052

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
UBS AG	MXN	11,359,791		$849,686	11/05/14	$6,163
UBS AG	MXN	2,276,741		$169,721	11/05/14	661
UBS AG	MYR	130,000		$39,598	11/05/14	78
UBS AG	NZD	6,411,983		$4,989,869	11/05/14	(7,786)
UBS AG	PLN	3,307,539		$993,168	11/05/14	11,543
UBS AG	SEK	1,037,712		$144,800	11/05/14	4,268
UBS AG	SEK	5,250,000		$720,110	11/05/14	9,127
UBS AG		$342,174	AUD	387,719	11/05/14	(1,005)
UBS AG		$1,087,251	AUD	1,236,876	11/05/14	1,124
UBS AG		$2,308,172	BRL	5,550,000	11/05/14	(69,064)
UBS AG		$604,755	CAD	675,898	11/05/14	(5,079)
UBS AG		$79,009	EUR	62,546	11/05/14	(629)
UBS AG		$1,787,874	EUR	1,415,174	11/05/14	(14,437)
UBS AG		$2,906	EUR	2,290	11/05/14	(36)
UBS AG		$259,455	EUR	202,609	11/05/14	(5,554)
UBS AG		$1,239,152	EUR	970,172	11/05/14	(23,373)
UBS AG		$1,008,691	EUR	789,743	11/05/14	(19,019)
UBS AG		$3,319,396	EUR	2,609,301	11/05/14	(49,529)
UBS AG		$238,770	EUR	187,547	11/05/14	(3,744)
UBS AG		$107,306	EUR	84,285	11/05/14	(1,683)
UBS AG		$361,001	EUR	284,230	11/05/14	(4,815)
UBS AG		$6,061,865	GBP	3,740,968	11/05/14	(77,485)
UBS AG		$468,534	GBP	290,270	11/05/14	(4,192)
UBS AG		$702,055	HUF	169,076,321	11/05/14	(14,393)
UBS AG		$1,467,548	JPY	157,170,000	11/05/14	(68,305)
UBS AG		$1,421,196	MYR	4,680,000	11/05/14	1,512
UBS AG		$100,861	NZD	127,600	11/05/14	(1,406)
UBS AG		$1,089,614	NZD	1,372,120	11/05/14	(20,151)
UBS AG		$183,160	PLN	609,500	11/05/14	(2,270)
UBS AG		$21,688	ZAR	240,250	11/05/14	90
UBS AG	ZAR	2,070,140		$182,480	11/05/14	(5,177)
Westpac Banking Corp.	EUR	550,000		$698,541	11/05/14	9,304
HSBC Bank PLC	MYR	130,000		$39,080	12/04/14	(353)
UBS AG	BRL	5,550,000		$2,287,622	12/04/14	68,377
UBS AG		$39,511	MYR	130,000	12/04/14	(79)
UBS AG		$9,060	ZAR	100,000	12/04/14	(38)
Westpac Banking Corp.	EUR	920,000		$1,151,483	12/04/14	(1,636)
Net Unrealized Depreciation						$(107,893)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

Futures Contracts Open at October 31, 2014:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
184	Long	U.S. Treasury 2 yr. Note, Dec-14	$40,399,500	$128,692
36	Long	Canadian 10 yr. Bond, Dec-14	4,376,984	10,692
28	Long	U.S. Treasury Long Bond, Dec-14	3,950,625	(37,625)
8	Long	U.S. Treasury Ultra Long Bond, Dec-14	1,254,500	4,984
3	Long	German Euro Bund, Dec-14	567,339	5,602
5	Long	Australian 10yr. Bond, Dec-14	540,279	462
60	Short	U.S. Treasury 5 yr. Note, Dec-14	(7,165,781)	12,343
198	Short	U.S. Treasury 10 yr. Note, Dec-14	(25,019,156)	(178,820)
		Net Unrealized Depreciation		$(53,670)

Credit Default Swap Agreements Open at October 31, 2014:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED DEPRECIATION	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
								(unaudited)
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	$395	1.00%	03/20/19	$(10,561)	$7,581	$(2,980)	BBB+
Barclays Bank PLC Yum! Brands, Inc.	Buy	400	1.00	12/20/18	(2,104)	(6,943)	(9,047)	BBB
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	1,400	1.00	06/20/19	(712)	(28,663)	(29,375)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.22	Buy	2,825	1.00	06/20/19	(1,746)	(57,523)	(59,269)	NR
Total Credit Default Swaps		$5,020			$(15,123)	$(85,548)	$(100,671)

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Portfolio of Investments  ■  October 31, 2014 continued

Interest Rate Swap Agreements Open at October 31, 2014:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Morgan Stanley & Co., LLC*	$6,343	3 Month LIBOR	Receive	1.14%	07/23/17	$(39,773)
Morgan Stanley & Co., LLC*	8,800	3 Month LIBOR	Receive	1.06	08/21/17	(17,612)
Morgan Stanley & Co., LLC*	3,200	3 Month LIBOR	Receive	1.18	09/04/17	(15,122)
Morgan Stanley & Co., LLC*	6,400	3 Month LIBOR	Receive	1.17	09/05/17	(28,419)
Morgan Stanley & Co., LLC*	15,800	3 Month LIBOR	Receive	1.19	09/10/17	(75,051)
Morgan Stanley & Co., LLC*	2,918	3 Month LIBOR	Receive	1.71	08/21/19	(9,068)
Morgan Stanley & Co., LLC*	1,000	3 Month LIBOR	Receive	1.81	09/04/19	(6,870)
Morgan Stanley & Co., LLC*	1,926	3 Month LIBOR	Receive	1.80	09/05/19	(12,287)
Morgan Stanley & Co., LLC*	4,582	3 Month LIBOR	Receive	1.85	09/10/19	(37,027)
Total Unrealized Depreciation						$(241,229)

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  *  Cleared swap agreement, the broker for which is Morgan Stanley & Co., LLC.

  †  Credit rating as issued by Standard & Poor's.

Currency Abbreviations:

AUD  Australian Dollar.

BRL  Brazilian Real.

CAD  Canadian Dollar.

CHF  Swiss Franc.

CNY  Chinese Yuan Renminbi.

DKK  Danish Krone.

EUR  Euro.

GBP  British Pound.

HKD  Hong Kong Dollar.

HUF  Hungarian Forint.

JPY  Japanese Yen.

KRW  South Korean Won.

MXN  Mexican Peso.

MYR  Malaysian Ringgit.

NOK  Norwegian Krone.

NZD  New Zealand Dollar.

PLN  Polish Zloty.

SEK  Swedish Krona.

SGD  Singapore Dollar.

ZAR  South African Rand.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements

Statement of Assets and Liabilities October 31, 2014

Assets:
Investments in securities, at value (cost $177,780,934) (Including $12,655,731 for securities loaned)	$174,506,613
Investment in affiliate, at value (cost $33,193,266)	33,193,266
Total investments in securities, at value (cost $210,974,200)	207,699,879
Unrealized appreciation on open foreign currency forward exchange contracts	738,608
Cash (including foreign currency valued at $202,985 with a cost of $204,388)	815,954
Receivable for:
Interest	2,182,602
Shares of beneficial interest sold	979,701
Investments sold	436,092
Variation margin on open futures contracts	228,230
Variation margin on open swap agreements	37,452
Premium paid on open swap agreements	7,581
Foreign withholding taxes reclaimed	4,247
Dividends	2,391
Dividends from affiliate	173
Prepaid expenses and other assets	47,873
Total Assets	213,180,783
Liabilities:
Collateral on securities loaned, at value	12,600,610
Unrealized depreciation on open swap agreements	12,665
Unrealized depreciation on open foreign currency forward exchange contracts	846,501
Payable for:
Investments purchased	11,327,304
Shares of beneficial interest redeemed	371,133
Transfer agent fee	68,989
Distribution fee	27,373
Dividends to shareholders	15,219
Administration fee	10,529
Premium received on open swap agreements	6,943
Advisory fee	3,922
Accrued expenses and other payables	161,137
Total Liabilities	25,452,325
Net Assets	$187,728,458
Composition of Net Assets:
Paid-in-capital	$278,454,630
Net unrealized depreciation	(3,714,825)
Accumulated undistributed net investment income	1,474,990
Accumulated net realized loss	(88,486,337)
Net Assets	$187,728,458
Class A Shares:
Net Assets	$106,611,703
Shares Outstanding (unlimited shares authorized, $0.01 par value)	18,484,247
Net Asset Value Per Share	$5.77
Maximum Offering Price Per Share, (net asset value plus 4.44% of net asset value)	$6.03
Class B Shares:
Net Assets	$1,502,016
Shares Outstanding (unlimited shares authorized, $0.01 par value)	259,489
Net Asset Value Per Share	$5.79
Class L Shares:
Net Assets	$9,275,449
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,608,377
Net Asset Value Per Share	$5.77
Class I Shares:
Net Assets	$29,760,649
Shares Outstanding (unlimited shares authorized, $0.01 par value)	5,109,141
Net Asset Value Per Share	$5.82
Class IS Shares:
Net Assets	$40,578,641
Shares Outstanding (unlimited shares authorized, $0.01 par value)	6,962,042
Net Asset Value Per Share	$5.83

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2014

Net Investment Income: Income
Interest	$5,198,558
Income from securities loaned - net	30,465
Dividends	24,736
Dividends from affiliate (Note 6)	2,378
Total Income	5,256,137
Expenses
Advisory fee (Note 4)	346,843
Distribution fee (Class A shares) (Note 5)	218,283
Distribution fee (Class B shares) (Note 5)	14,674
Distribution fee (Class L shares) (Note 5)	34,862
Professional fees	126,811
Sub transfer agent fees and expenses (Class A shares)	92,596
Sub transfer agent fees and expenses (Class B shares)	2,642
Sub transfer agent fees and expenses (Class L shares)	5,359
Sub transfer agent fees and expenses (Class I shares)	4,642
Shareholder reports and notices	104,673
Custodian fees	92,946
Administration fee (Note 4)	86,711
Registration fees	47,447
Transfer agent fees and expenses (Note J)	11,427
Transfer agent fees and expenses (Class A shares) (Note J)	23,370
Transfer agent fees and expenses (Class B shares) (Note J)	3,340
Transfer agent fees and expenses (Class L shares) (Note J)	2,937
Transfer agent fees and expenses (Class I shares) (Note J)	2,214
Transfer agent fees and expenses (Class IS shares) (Note J)	1,789
Trustees' fees and expenses	9,727
Other	55,526
Total Expenses	1,288,819
Less: reimbursement of class specific expenses (Class A shares) (Note 4)	(20,464)
Less: reimbursement of class specific expenses (Class B shares) (Note 4)	(2,826)
Less: reimbursement of class specific expenses (Class I shares) (Note 4)	(3,358)
Less: reimbursement of class specific expenses (Class IS shares) (Note 4)	(1,789)
Less: waiver of Advisory fees (Note 4)	(13,733)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(5,292)
Net Expenses	1,241,357
Net Investment Income	4,014,780

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statement of Operations For the year ended October 31, 2014

Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	$1,239,444
Futures contracts	35,077
Swap agreements	(12,932)
Foreign currency forward exchange contracts	1,853,645
Foreign currency translation	(74,927)
Net Realized Gain	3,040,307
Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,922,995)
Futures contracts	(56,422)
Swap agreements	(670,650)
Foreign currency forward exchange contracts	(16,632)
Foreign currency translation	(28,798)
Net Change in Unrealized Appreciation (Depreciation)	(2,695,497)
Net Gain	344,810
Net Increase	$4,359,590

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED OCTOBER 31, 2014	FOR THE YEAR ENDED OCTOBER 31, 2013
Increase (Decrease) in Net Assets: Operations:
Net investment income	$4,014,780	$3,843,985
Net realized gain	3,040,307	604,206
Net change in unrealized appreciation (depreciation)	(2,695,497)	(1,492,799)
Net Increase	4,359,590	2,955,392
Dividends to Shareholders from Net Investment Income:
Class A shares	(3,156,820)	(3,182,565)
Class B shares	(50,105)	(112,381)
Class L shares*	(235,196)	(258,322)
Class I shares	(449,051)	(131,671)
Class IS shares	(120,333)	(81)
Total Dividends	(4,011,505)	(3,685,020)
Net increase (decrease) from transactions in shares of beneficial interest	107,596,500	(10,101,564)
Net Increase (Decrease)	107,944,585	(10,831,192)
Net Assets:
Beginning of period	79,783,873	90,615,065
End of Period (Including accumulated undistributed net investment income of $1,474,990 and $72,847, respectively)	$187,728,458	$79,783,873

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014

1. Organization and Accounting Policies

Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund applies investment company accounting and reporting guidance. The Fund's primary investment objective is to seek a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective. The Fund was organized as a Massachusetts business trust on December 20, 1991 and commenced operations on April 9, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class L shares, Class I shares and Class IS shares. The five classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and most Class B shares are subject to a contingent deferred sales charge imposed on shares redeemed within six years. Class L shares, Class I shares and Class IS shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class L shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees"). The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014 continued

such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (6) futures are valued at the latest price published by the commodities exchange on which they trade; (7) swaps are marked-to-market daily based upon quotations from market makers; (8) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (9) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (10) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, realized and unrealized gain (loss), and non-class specific expenses are allocated daily based upon the proportion of net assets of each class. Class specific expenses are borne by the respective share classes and include Distribution, Transfer Agent and Sub Transfer Agent fees.

D. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

— investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

— investment transactions and investment income at the prevailing rates of exchange on the dates of  such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014 continued

gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

F. Securities Lending — The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Fund's Statement of Operations.

The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of October 31, 2014.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROSS ASSET AMOUNT PRESENTED IN STATEMENT OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
$12,655,731	(a)	$—	$(12,655,731	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Fund received cash collateral of $12,600,610, of which $11,987,641 was subsequently invested in a Repurchase Agreement and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of October 31, 2014, there was uninvested cash of $612,969, which is not reflected in the Portfolio of Investments. In addition, the Fund received non-cash collateral of $284,875 in the form of U.S. Government agency securities and obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014 continued

G. Repurchase Agreements

The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

H. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

I. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

J. Dividend Disbursing and Transfer Agent — The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Fund.

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Notes to Financial Statements  ■  October 31, 2014 continued

K. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

L. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurement ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular

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input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2014.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS		TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$78,763,251	$—	†	$78,763,251 †
Sovereign	—	54,420,589	—		54,420,589
Agency Fixed Rate Mortgages	—	262,049	—		262,049
Asset-Backed Securities	—	619,986	—		619,986
Collateralized Mortgage Obligations — Agency Collateral Series	—	1,747,853	—		1,747,853
Commercial Mortgage-Backed Securities	—	8,674,176	—		8,674,176
Mortgages — Other	—	21,550,135	—		21,550,135
U.S. Treasury Security	—	2,727,735	—		2,727,735
Variable Rate Senior Loan Interests	—	1,452,185	—		1,452,185
Total Fixed Income Securities	—	170,217,959	—	†	170,217,959 †
Convertible Preferred Stocks	332,384	—	—		332,384
Short-Term Investments
U.S. Treasury Securities	—	595,975	—		595,975
Investment Company	33,193,266	—	—		33,193,266
Repurchase Agreement	—	3,360,295	—		3,360,295
Total Short-Term Investments	33,193,266	3,956,270	—		37,149,536
Foreign Currency Forward Exchange Contracts	—	738,608	—		738,608
Futures Contracts	162,775	—	—		162,775
Total Assets	33,688,425	174,912,837	—	†	208,601,262 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(846,501)	—		(846,501)
Futures Contracts	(216,445)	—	—		(216,445)
Credit Default Swap Agreements	—	(15,123)	—		(15,123)
Interest Rate Swap Agreements	—	(241,229)	—		(241,229)
Total Liabilities	(216,445)	(1,102,853)	—		(1,319,298)
Total	$33,471,980	$173,809,984	$—	†	$207,281,964 †

†  Includes one security which is valued at zero.

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Notes to Financial Statements  ■  October 31, 2014 continued

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of October 31, 2014, the Fund did not have any investments transfer between investment levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

CORPORATE BOND
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation/depreciation	—
Realized gains (losses)	—
Ending Balance	$—	†
Net change in unrealized appreciation/depreciation from investments still held as of October 31, 2014	$—

†  Includes one security which is valued at zero.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

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Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts The Fund entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

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Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in the futures contract.

Swaps The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a bank, dealer or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

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Notes to Financial Statements  ■  October 31, 2014 continued

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

Upfront payments received or paid by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

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Notes to Financial Statements  ■  October 31, 2014 continued

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of October 31, 2014.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin on open futures contracts	$162,775	(d)	Variation margin on open futures contracts	$(216,445	)(d)
	Variation margin on open swap agreements	—		Variation margin on open swap agreements	(241,229	)(d)
Credit Risk	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(12,665)
	Variation margin on open swap agreements	—		Variation margin on open swap agreements	(2,458	)(d)
Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contracts	738,608		Unrealized depreciation on open foreign currency forward exchange contracts	(846,501)
		$901,383			$(1,319,298)

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended October 31, 2014 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY FORWARD EXCHANGE	FUTURES	SWAP AGREEMENTS
Interest Rate Risk	$—	$35,077	$23,632
Credit Risk	—	—	(36,564)
Foreign Currency Risk	1,853,645	—	—
Total	$1,853,645	$35,077	$(12,932)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FOREIGN CURRENCY FORWARD EXCHANGE	FUTURES	SWAP AGREEMENTS
Interest Rate Risk	$—	$(56,422)	$(667,583)
Credit Risk	—	—	(3,067)
Foreign Currency Risk	(16,632)	—	—
Total	$(16,632)	$(56,422)	$(670,650)

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Notes to Financial Statements  ■  October 31, 2014 continued

At October 31, 2014, the Fund's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES

DERIVATIVES(e)	ASSETS(f)	LIABILITIES(f)
Foreign Currency Forward Exchange Contracts	$738,608	$(846,501)
Swap Agreements	—	(12,665)
Total	$738,608	$(859,166)

(e)  Excludes exchange-traded derivatives.

(f)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a

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termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of October 31, 2014.

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
Citibank NA	$1,820	$(1,820)	$—	$0
Deutsche Bank AG	7,586	(7,586)	—	0
HSBC Bank PLC	464,069	(219,145)	—	244,924
JPMorgan Chase Bank NA	98,930	(57,789)	—	41,141
Royal Bank of Canada	220	(220)	—	0
State Street Bank and Trust Co.	6,033	(5,949)	—	84
UBS AG	150,646	(150,646)	—	0
Westpac Banking Corp.	9,304	(1,636)	—	7,668
Total	$738,608	$(444,791)	$—	$293,817

GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

COUNTERPARTY	GROSS LIABILITY DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Barclays Bank PLC	$12,665	$—	$—	$12,665
Citibank NA	69,975	(1,820)	—	68,155
Commonwealth Bank of Australia	6,177	—	—	6,177
Deutsche Bank AG	71,188	(7,586)	—	63,602
HSBC Bank PLC	219,145	(219,145)	—	0
JPMorgan Chase Bank NA	57,789	(57,789)	—	0
Royal Bank of Canada	15,393	(220)	—	15,173
State Street Bank and Trust Co.	5,949	(5,949)	—	0
UBS AG	399,249	(150,646)	—	248,603
Westpac Banking Corp.	1,636	(1,636)	—	0
Total	$859,166	$(444,791)	$—	$414,375

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Notes to Financial Statements  ■  October 31, 2014 continued

For the year ended October 31, 2014, the average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$98,047,741
Futures Contracts:
Average monthly original value	$33,630,696
Swap Agreements:
Average monthly notional amount	$32,426,164

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and paid monthly, by applying the annual rate of 0.32% to the net assets of the Fund determined as of the close of each business day.

Morgan Stanley Services Company Inc. was the Fund's Administrator. Effective January 1, 2014, the Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under a Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with advisory services, subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.22% for Class A, 1.86% for Class B, 1.51% for Class L, 0.87% for Class I and 0.84% for Class IS. Effective October 6, 2014, the Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse the Fund so that total annual Fund operating expenses will not exceed 1.05% for Class A, 1.69% for Class B, 1.34% for Class L, 0.70% for Class I and 0.67% for Class IS. The fee waivers and/or expense reimbursements will continue for at least one year or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. For the year ended October 31, 2014,

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$13,733 of advisory fees were waived and $28,437 of other expenses were reimbursed by the adviser pursuant to this arrangement.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 0.85% of the average daily net assets of Class B shares; and (iii) Class L — up to 0.50% of the average daily net assets of Class L shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $12,657,200 at October 31, 2014.

In the case of Class A shares and Class L shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.50% of the average daily net assets of Class A shares or Class L shares, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Financial Intermediaries at the time of sale may be reimbursed in the subsequent calendar year. For the year ended October 31, 2014, the distribution fee was accrued for Class A shares and Class L shares at the annual rate of 0.25% and 0.50%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 2014, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $1,459, and received $94,401 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges, which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended October 31, 2014, aggregated $184,009,466 and $87,399,121,

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Notes to Financial Statements  ■  October 31, 2014 continued

respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $7,905,061 and $3,833,183, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended October 31, 2014, advisory fees paid were reduced by $5,292 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended October 31, 2014 is as follows:

VALUE OCTOBER 31, 2013	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE OCTOBER 31, 2014
$9,382,495	$129,786,124	$105,975,353	$2,378	$33,193,266

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended October 31, 2014, included in "Trustees' fees and expenses" in the Statement of Operations amounted to $6,843. At October 31, 2014, the Fund had an accrued pension liability of $72,496, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

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Notes to Financial Statements  ■  October 31, 2014 continued

7. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2013 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$4,011,505	$3,685,020

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

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Notes to Financial Statements  ■  October 31, 2014 continued

Permanent differences, primarily due to gains/losses on paydowns, swaps and foreign currency, tax adjustments on debt securities sold by the Fund and an expired capital loss carryforward, resulted in the following reclassifications among the Fund's components of net assets at October 31, 2014:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$1,499,720	$5,209,201	$(6,708,921)

At October 31, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$1,927,584	$—

At October 31, 2014, the aggregate cost for Federal income tax purposes is $211,549,795. The aggregate gross unrealized appreciation is $4,124,205 and the aggregate gross unrealized depreciation is $7,974,121 resulting in net unrealized depreciation of $3,849,916.

At October 31, 2014, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

AMOUNT	EXPIRATION
$14,113,199	October 31, 2016
29,800,962	October 31, 2017
44,367,385	October 31, 2018

During the year ended October 31, 2014, capital loss carryforwards of $6,708,924 expired for Federal income tax purposes.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2014, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $1,541,890.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014 continued

8. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR THE YEAR ENDED OCTOBER 31, 2013
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	11,070,661	$64,596,534	407,032	$2,325,778
Conversion from Class B	93,779	539,519	378,745	2,161,666
Reinvestment of dividends	510,330	2,959,260	502,960	2,850,954
Redeemed	(5,346,856)	(31,078,870)	(2,739,551)	(15,571,323)
Net increase (decrease) — Class A	6,327,914	37,016,443	(1,450,814)	(8,232,925)
CLASS B SHARES
Sold	62,791	363,134	66,145	378,650
Conversion to Class A	(93,552)	(539,519)	(377,413)	(2,161,666)
Reinvestment of dividends	8,081	46,822	19,523	111,202
Redeemed	(64,990)	(374,914)	(130,839)	(754,892)
Net decrease — Class B	(87,670)	(504,477)	(422,584)	(2,426,706)
CLASS L SHARES*
Sold	714,674	4,171,378	119,121	683,204
Reinvestment of dividends	39,726	230,026	43,787	248,029
Redeemed	(197,070)	(1,140,535)	(294,885)	(1,664,732)
Net increase (decrease) — Class L	557,330	3,260,869	(131,977)	(733,499)
CLASS I SHARES
Sold	6,131,677	36,303,254	387,069	2,248,631
Reinvestment of dividends	76,197	448,586	22,868	130,547
Redeemed	(1,647,281)	(9,575,775)	(190,385)	(1,097,612)
Net increase — Class I	4,560,593	27,176,065	219,552	1,281,566
CLASS IS SHARES
Sold	6,939,672	40,527,682	1,802 **	10,000 **
Reinvestment of dividends	20,568	119,918	—	—
Net increase — Class IS	6,960,240	40,647,600	1,802	10,000
Net increase (decrease) in Fund	18,318,407	$107,596,500	(1,784,021)	$(10,101,564)

*  Effective February 25, 2013, Class C shares were renamed Class L shares.

**  For the period September 13, 2013 through October 31, 2013.

The Trustees approved, effective February 25, 2013, the suspension of the continuous offering of Class B shares to new and existing shareholders.

Morgan Stanley Global Fixed Income Opportunities Fund

Notes to Financial Statements  ■  October 31, 2014 continued

9. Purposes of and Risks Relating to Certain Financial Instruments

The Fund may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities held by the Fund are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Fund may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED OCTOBER 31,
	2014		2013		2012		2011		2010^
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.65		$5.70		$5.35		$5.40		$5.14
Income (loss) from investment operations:
Net investment income(1)	0.22		0.26		0.26		0.32		0.18
Net realized and unrealized gain (loss)	0.11		(0.06)		0.39		(0.07)		0.44
Total income from investment operations	0.33		0.20		0.65		0.25		0.62
Less dividends from net investment income	(0.21)		(0.25)		(0.30)		(0.30)		(0.36)
Net asset value, end of period	$5.77		$5.65		$5.70		$5.35		$5.40
Total Return(2)	5.91%		3.53%		12.54%		4.87%		12.63%
Ratios to Average Net Assets:
Net expenses	1.16	%(4)(5)	1.19	%(4)(5)	1.09	%(3)(4)	1.12	%(3)(4)	1.44	%(3)(4)
Net investment income	3.72	%(4)(5)	4.51	%(4)(5)	4.76	%(3)(4)	6.02	%(3)(4)	3.49	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$106,612		$68,732		$77,573		$78,145		$83,951
Portfolio turnover rate	83%		91%		131%		74%		88%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	1.20%	3.68%
October 31, 2013	1.31	4.39

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2014		2013		2012		2011		2010^
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.67		$5.72		$5.37		$5.42		$5.15
Income (loss) from investment operations:
Net investment income(1)	0.18		0.22		0.23		0.29		0.15
Net realized and unrealized gain (loss)	0.11		(0.06)		0.38		(0.07)		0.45
Total income from investment operations	0.29		0.16		0.61		0.22		0.60
Less dividends from net investment income	(0.17)		(0.21)		(0.26)		(0.27)		(0.33)
Net asset value, end of period	$5.79		$5.67		$5.72		$5.37		$5.42
Total Return(2)	5.15%		2.85%		11.79%		4.19%		12.11%
Ratios to Average Net Assets:
Net expenses	1.84	%(4)(5)	1.77	%(4)(5)	1.69	%(3)(4)	1.72	%(3)(4)	2.04	%(3)(4)
Net investment income	3.10	%(4)(5)	3.91	%(4)(5)	4.16	%(3)(4)	5.42	%(3)(4)	2.89	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$1,502		$1,969		$4,406		$6,335		$14,502
Portfolio turnover rate	83%		91%		131%		74%		88%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	2.02%	2.92%
October 31, 2013	1.88	3.80

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2014		2013		2012		2011		2010^
Class L Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.65		$5.70		$5.35		$5.40		$5.14
Income (loss) from investment operations:
Net investment income(1)	0.20		0.24		0.23		0.29		0.15
Net realized and unrealized gain (loss)	0.12		(0.06)		0.39		(0.07)		0.44
Total income from investment operations	0.32		0.18		0.62		0.22		0.59
Less dividends from net investment income	(0.20)		(0.23)		(0.27)		(0.27)		(0.33)
Net asset value, end of period	$5.77		$5.65		$5.70		$5.35		$5.40
Total Return(2)	5.63%		3.16%		11.88%		4.24%		11.96%
Ratios to Average Net Assets:
Net expenses	1.42	%(4)(5)	1.55	%(4)(5)	1.68	%(3)(4)	1.71	%(3)(4)	2.04	%(3)(4)
Net investment income	3.46	%(4)(5)	4.15	%(4)(5)	4.17	%(3)(4)	5.43	%(3)(4)	2.89	%(3)(4)
Rebate from Morgan Stanley affiliate	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$9,275		$5,942		$6,744		$6,210		$7,543
Portfolio turnover rate	83%		91%		131%		74%		88%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period. Effective February 25, 2013, Class C shares were renamed Class L shares. Class C shares held for less than one year were subject to a 1.0% contingent deferred sales charge. The contingent deferred sales charge on Class L shares was eliminated effective February 25, 2013.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	1.44%	3.44%
October 31, 2013	1.67	4.03

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31,
	2014		2013		2012		2011		2010^
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.71		$5.75		$5.39		$5.44		$5.18
Income (loss) from investment operations:
Net investment income(1)	0.23		0.27		0.28		0.34		0.20
Net realized and unrealized gain (loss)	0.11		(0.05)		0.39		(0.07)		0.43
Total income from investment operations	0.34		0.22		0.67		0.27		0.63
Less dividends from net investment income	(0.23)		(0.26)		(0.31)		(0.32)		(0.37)
Net asset value, end of period	$5.82		$5.71		$5.75		$5.39		$5.44
Total Return(2)	6.19%		3.95%		12.91%		5.09%		12.81%
Ratios to Average Net Assets:
Net expenses	0.80	%(4)(5)	0.94	%(4)(5)	0.84	%(3)(4)	0.87	%(3)(4)	1.19	%(3)(4)
Net investment income	3.88	%(4)(5)	4.77	%(4)(5)	5.01	%(3)(4)	6.27	%(3)(4)	3.74	%(3)(4)
Rebate from Morgan Stanley affiliate	0.01%		0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Supplemental Data:
Net assets, end of period, in thousands	$29,761		$3,130		$1,892		$804		$879
Portfolio turnover rate	83%		91%		131%		74%		88%

  ^  Beginning with the year ended October 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (4)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (5)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	0.86%	3.82%
October 31, 2013	1.08	4.63

  (6)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Financial Highlights continued

	FOR THE YEAR ENDED OCTOBER 31, 2014		FOR PERIOD FROM SEPTEMBER 13, 2013^ TO OCTOBER 31, 2013
Class IS Shares
Selected Per Share Data:
Net asset value, beginning of period	$5.71		$5.55
Income from investment operations:
Net investment income(1)	0.18		0.03
Net realized and unrealized gain	0.17		0.17
Total income from investment operations	0.35		0.20
Less dividends from net investment income	(0.23)		(0.04)
Net asset value, end of period	$5.83		$5.71
Total Return(2)	6.21%		3.70	%(6)
Ratios to Average Net Assets:
Net expenses	0.66	%(3)(4)	0.84	%(3)(4)(7)
Net investment income	3.06	%(3)(4)	4.54	%(3)(4)(7)
Rebate from Morgan Stanley affiliate	0.02%		0.00	%(5)(7)
Supplemental Data:
Net assets, end of period, in thousands	$40,579		$10
Portfolio turnover rate	83%		91	%(6)

  ^  Commencement of operations.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Calculated based on the net asset value as of the last business day of the period.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  If the Fund had borne all of its expenses that were waived by the Adviser and Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
October 31, 2014	0.97%	2.75%
October 31, 2013	1.91	3.47

  (5)  Amount is less than 0.005%.

  (6)  Not annualized.

  (7)  Annualized.

See Notes to Financial Statements

Morgan Stanley Global Fixed Income Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Global Fixed Income Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Global Fixed Income Opportunities Fund (the "Fund"), including the portfolio of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2010 were audited by another independent registered public accounting firm whose report, dated December 23, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Global Fixed Income Opportunities Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2014

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:
Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Global Fixed Income Opportunities Fund

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity; Trustee of Fairhaven United Methodist Church.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Interested Director:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

  *  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Global Fixed Income Opportunities Fund

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012) For MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

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Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$49,908		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$4,519	(3)	$8,152,733	(4)
All Other Fees	$			$280,341	(5)
Total Non-Audit Fees		$4,519		$8,433,074

Total		$54,427		$8,433,074

2013

	Registrant			Covered Entities(1)
Audit Fees		$45,232		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$4,400	(3)	$6,883,455	(4)
All Other Fees	$			$96,000	(5)
Total Non-Audit Fees		$4,400		$6,979,455

Total		$49,632		$6,979,455

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)  Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Global Fixed Income Opportunities Fund

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
December 18, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 18, 2014